Exhibit 99.2

Endoxifen Clinical Update February 1, 2018 107 Spring Street • Seattle, WA 98104 USA

Some of the information presented herein may contain projections or other forward - looking statements regarding future events or the future financial performance of the Company which the Company undertakes no obligation to update. These statements are based on management’s current expectations and are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with preliminary study results varying from final results, estimates of potential markets for drugs under development, clinical trials, actions by the FDA and other governmental agencies, regulatory clearances, responses to regulatory matters, the market demand for and acceptance of Atossa's products and services, performance of clinical research organizations and other risks detailed from time to time in Atossa's filings with the Securities and Exchange Commission, including without limitation its most recent annual report on form 10 - K, subsequent quarterly reports on Forms 10 - Q and Forms 8 - K, each as amended and supplemented from time to time. Forward - looking Statements 2

Additional Data Announced Today 3 Atossa Oral Endoxifen May Solve the “Tamoxifen Delay” Endoxifen Source Time to Steady State Oral Tamoxifen (daily) Approx. 50 to 200 days (1) Atossa Oral Endoxifen (daily) 7 days (1) https ://www.ncbi.nlm.nih.gov/pmc/articles/PMC3357105/

Additional Data Announced Today 4 Oral Endoxifen may solve the “Tamoxifen Delay” • Low Endoxifen levels in breast cancer patients who take oral tamoxifen correlate with an increased risk of developing new tumors or recurrence • Steady - state of Endoxifen in the serum as a metabolite from daily oral tamoxifen occurs approx. 50 to 200 days from the initiation of dosing (depending on the metabolism capabilities of the patient’s liver) • Steady - state of Endoxifen in the serum derived from Atossa’s oral Endoxifen occurs in seven days Atossa Oral Endoxifen may provide Endoxifen levels weeks or months earlier than Tamoxifen

Discussion Topics • Atossa Genetics Overview • Endoxifen Clinical Update • Upcoming Milestones 5

Atossa Genetics Overview 6

About Atossa (NASDAQ: ATOS) 7 - Clinical - stage company - Novel pharmaceuticals - Novel drug delivery methods - Breast cancer & other breast conditions

Corporate Update 8 Recent capitalization improvements: • Cash at Sept. 30, 2017: $2.8M • Capital raise Dec. 20, 2017: $1.4M • Capital raise Oct. 30, 2017: $5.5M • Warrants from Apr. 2017 financing: all exercised

Our Drug and Delivery Programs 9 Drug Programs Using our Proprietary Endoxifen: • Topical Endoxifen - For mammographic breast density (MBD) reduction • Oral Endoxifen - For “tamoxifen - refractory” patients

Our Drug and Delivery Programs, Cont. 10 Two Programs Using Proprietary Microcatheter Technology: • Microcatheters for Transpapillary CAR - T Delivery: (TRAP CAR - T) – In R&D phase with goals of reducing toxicity, improving efficacy and the potential of T - cells migrating along the lymphatic pathway • Intraductal Microcatheters for Drug Delivery: Enrollment underway in Phase 2 study for delivery of fulvestrant for treatment of ductal carcinoma in - situ (DCIS) and breast cancer

The Unmet Need

Topical Endoxifen for MBD

- No FDA approved treatment
- 10 million women[1]

Oral Endoxifen for Refractory

- Up to 500,000 tamoxifen patients under-treated (too-little Endoxifen)[2, 3]

Intraductal Microcatheters

ATOS microcatheter technology may:

- Increase drug to tumor ratio
- Improve efficacy
- Reduce toxicity
- CAR-T cells may follow lymphatic migration of cancer

Atossa GENETICS

(1) National Cancer Inst.: Prevalence of Mammographically Dense Breasts in the United States (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4200066/)
(2) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018/)
(3) Cancer.net: Hormonal Therapy for Early-Stage Hormone Receptor-Positive Breast Cancer (Retrieved from: https://www.cancer.net/research-and-advocacy/asco-care-and-treatment-recommendations-patients/hormonal-therapy-early-stage-hormone-receptor-positive-breast-cancer)

11

Suspicious Lump Biopsy Surgery and Radiation/ Chemotherapy Diagnosis Breast Cancer Timeline Tamoxifen (5 years) Intraductal : - Fulvestrant - TRAP CAR - T Oral Endoxifen Neoadjuvant Phase Adjuvant Phase Prevention Window Topical Endoxifen High Density via Mammography 12

Oral Endoxifen 13

Altered availability of active tamoxifen metabolites regulated by drug - metabolizing enzymes such as CYP2D6 can cause tamoxifen resistance Endoxifen is the primary metabolite responsible for the overall effectiveness of tamoxifen Compound Plasma Level (nM) IC 50 Estrogen Receptor Effect (nM) PL/IC 50 Endoxifen 29.1 3 9.7 (97%) 4 - OH - Tamoxifen 5.8 7 0.8 (8%) 3 - OH - Tamoxifen 0.7 94 <0.01 (0.1%) Tamoxifen has many metabolites; however, only three have an estrogen - receptor inhibitory effect; a potential limitation for tamoxifen efficacy 1 . https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3794521/figure/F003/ 2. Murdter et al, Clin Pharmacol Therap. 2010 3. https://www.pharmgkb.org/literature/14913056 Tamoxifen Metabolites 14

Endoxifen - Overview 15 • Most active metabolite of tamoxifen • Tamoxifen has been widely studied • Tamoxifen is a pro - drug • Up to 50% of patients can’t make enough Endoxifen (1) Tamoxifen Endoxifen (1) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018/ )

Endoxifen 16 Low Endoxifen correlates with increased risk of breast cancer • 1. J Natl Cancer Inst 2011;103:744 – 752 2. Cuzick J, et al. J Natl Cancer Inst 2004 3. https:// www.ncbi.nlm.nih.gov / pmc /articles/PMC3081375/

• Low levels of circulating Endoxifen during tamoxifen adjuvant therapy correlate to an increased risk of recurrent or new breast cancers • Identified as an independent risk factor • Known and unknown causes for low endoxifen levels during tamoxifen therapy • Most active tamoxifen metabolite • It may save more lives Why Endoxifen? 17

• Tamoxifen Treatment Delay – 100% of patients get no treatment effect when just starting tamoxifen • Tamoxifen Refractory Patients – Up to 50% of patients fail to achieve therapeutic endoxifen blood levels ever • Approximately 30 nM is therapeutic threshold – Only option is aromatase inhibitors • Significant adverse drug effects Emerging Unmet Medical Need 18

Large Market Opportunities 19 Intraductal Fulvestrant : $800M U.S. market in DCIS pre - surgery and replacement to surgery (Defined Health 1/17) TRAP CAR - T: TBD U.S. Market Triple neg. – 37k patients/yr.; can’t use hormone therapy The Need: Breast Cancer Statistics • 250,000+ cancers and 60,000 DCIS in U.S. in 2017 • 40,000+ deaths in U.S. in 2017 • 15% of BC are triple negative; 3x deadlier in 5 years Endoxifen: $1B U.S market For treatment and chemoprevention of breast cancer (Defined Health 1/17)

Phase 1 Study 20

All study objectives successfully achieved – Safety: There were no clinically significant safety signals and no clinically significant or serious adverse events in participants receiving oral Endoxifen . – Tolerability: Oral Endoxifen was well tolerated at each dose level throughout the study . – Pharmacokinetics: Oral Endoxifen yielded blood levels that met or exceeded the published therapeutic levels in the adjuvant setting in breast cancer patients Final Study Conclusions 21

Final Study Conclusion (cont.) 22 Atossa Oral Endoxifen May Solve the “Tamoxifen Delay” Endoxifen Source Time to Steady State Oral Tamoxifen (daily) Approx. 50 to 200 days (1) Atossa Oral Endoxifen (daily) 7 days (1) https ://www.ncbi.nlm.nih.gov/pmc/articles/PMC3357105/

Additional Data Announced Today 23 Atossa Oral Endoxifen may solve the “ Tamoxifen Delay” • Low Endoxifen levels in breast cancer patients who take oral tamoxifen correlate with an increased risk of developing new tumors or recurrence • Steady - state of Endoxifen in the serum as a metabolite from daily oral tamoxifen occurs approx. 50 to 200 days from the initiation of dosing (depending on the metabolism capabilities of the patient’s liver) • Steady - state of Endoxifen in the serum derived from Atossa’s oral Endoxifen occurs in seven days Atossa Oral Endoxifen may provide Endoxifen levels weeks or months earlier than Tamoxifen

Pharmacokinetics Summary 24 Oral Endoxifen yielded blood levels that met or exceeded the published therapeutic levels in the adjuvant setting in breast cancer patients. Both the extent and the rate of endoxifen delivery to the systemic circulation is therapeutically attractive

Single Dose Pharmacokinetics Time, hours Pharmacokinetics Summary – Oral Study 25 Potential Therapeutic Level Time to maximum Endoxifen level is less than 8 hours

Oral Tamoxifen Yields Much Slower Blood Levels of Endoxifen 50 to >200 days to reach endoxifen steady - state levels Reference: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3357105/ The difference is metabolizer status 26 Oral Tamoxifen Pharmacokinetics

Why Are Rapid Blood Levels Important? 27 Oral Endoxifen Pharmacokinetics

Endoxifen / Tamoxifen – Treatment Timeline 29 Days +29 Days This is 25 th percentile on breast cancer growth rate in women 50 - 59, as measured by mammography (1) (1) https://breast - cancer - research.biomedcentral.com/articles/10.1186/bcr2092 Oral Endoxifen Oral Tamoxifen 28

TRAP CAR - T - Seeking partners Topical Endoxifen: Phase 2 study of MBD to open in Q1 ‘18 with Karolinska Institute Investigator in Stockholm Oral Endoxifen : Phase 2 study for patients refractory to Tamoxifen is planned to open in Q1 ‘18 Upcoming Milestones 29

30 Seasoned Management Steven Quay, MD, PhD Chairman, CEO and President Kyle Guse, CPA, ESQ, MBA CFO and General Counsel Janet Rose Rea, MSPH, RAC Sr. VP Regulatory, Quality and Clinical Affairs

NASDAQ: ATOS